Exhibit 99.1

FOR IMMEDIATE RELEASE

Kirk A. Waldron	Dan Matsui/Eugene Heller
Chief Financial Officer	Silverman Heller Associates
(805) 532-2800 ext. 111	(310) 208-2550

SMTEK CEO SMITH RESIGNS, BOARD APPOINTS INTERIM PRESIDENT

Smith to Continue as Director

MOORPARK, Calif. — Aug. 31, 2004 — SMTEK International, Inc. (Nasdaq:SMTI) announced today that President and Chief Executive Edward Smith is resigning his executive officer position with the Company effective September 20, 2004, and will continue as a director of the Company. Smith will assume a senior executive position with Avnet Electronics Marketing, Inc., a leading global distributor of electronic components. SMTEK’s board of directors has designated Kirk Waldron, currently the Company’s senior vice president and chief financial officer, as interim president.

Smith commented: “SMTEK has worked hard on defining strategic objectives and transforming its operations to meet customer needs. The financial performance reported over the last several quarters shows how SMTEK’s initiatives are paying off. I have decided for personal reasons to relocate to the area of the country that I call home. I am confident that the efforts of SMTEK’s management team will continue on a successful path.”

SMTEK Chairman James Burgess stated: “Ed, Kirk and the other members of the management team have successfully led SMTEK in overcoming the challenges we faced more than two years ago and implemented a business strategy that has proven effective. Ed delivered vision and passion in transforming SMTEK, and we wish him the very best in his future endeavors. Kirk’s broad operational responsibility as a partner to Ed and his proven financial expertise will help guide SMTEK in continuing its current operating plans. Our confidence in the financial guidance previously provided remains unchanged.”

About SMTEK International, Inc.

SMTEK is an electronics manufacturing services (EMS) provider serving original equipment manufacturers (OEMs) in the medical, industrial instrumentation, telecommunications, security, financial services automation, aerospace and defense industries, including integrated solutions across the entire product life cycle, from design to manufacturing to end-of-life services, for the worldwide high-criticality, high-reliability, high-complexity segment of the EMS industry. The Company’s four facilities are located in Moorpark and Santa Clara, Calif.; Marlborough, Mass.; and the Ayuttya Province in Thailand.

This press release contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such acts for forward-looking statements. These forward-looking statements (such as when we describe what “will,” “may” or “should” occur, what we “plan,” “intend,” “estimate,” “believe,” “expect” or “anticipate” will occur, and other similar statements) include, but are not limited to, statements regarding the Company’s business and financial performance, business strategy, operational plans, any financial or other guidance, and all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. We make certain assumptions when making forward-looking statements, any of which could prove inaccurate, including, but not limited to, statements about our future operating results and business plans. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events, and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements.

The following important factors, among others, could affect future results and events, causing those results and events to differ materially from those expressed or implied in our forward-looking statements: business conditions and growth in our customers’ industries, the EMS industry and the general economy, variability of operating results, our dependence on a limited number of major customers, the potential consolidation of our customer base, availability of components, dependence on certain industries, seasonality, variability of customer requirements, our ability to successfully negotiate definitive agreements and consummate acquisitions, and to integrate operations following consummation of acquisitions, our ability to take advantage of our restructuring to improve utilization and realize savings, other economic, business and competitive factors affecting our customers, our industry and business generally and other factors that we may not have currently identified or quantified. Readers are referred to the documents filed by SMTEK International, Inc. with the SEC, including our most recent Reports on Forms 10-K, 10-Q and 8-K, each as it may be amended from time to time, for a more complete description of important risk factors, factors that may affect our results and other information with respect to risks and uncertainties relating to the materials in this press release, as well as to other aspects of our business and financial condition.

All forward-looking statements included in this press release are made only as of the date hereof, and we do not intend to publicly update or correct any forward-looking statements to reflect events or circumstances that subsequently occur or which we hereafter become aware of. You should read this document and the documents, if any, that we reference herein completely and with the understanding that our actual future results may be materially different from what we expect. We may not update these forward-looking statements, even if our situation changes in the future. All forward-looking statements attributable to us are expressly qualified by these cautionary statements.